                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)     November 14, 2002


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


         New York                     1-9860                     22-1927534
(State or other jurisdiction       (Commission                  (IRS Employer
    of  incorporation)             File Number)              Identification No.)



Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

    (Address of principal executive offices)              (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

On November 14, 2002, Barr Laboratories, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the three months ended September 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Bruce L. Downey, Chairman of the Board and Chief Executive Officer of the Company, and William T. McKee, Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

Exhibit Number     Exhibit
--------------     -------
         99.1      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BARR LABORATORIES, INC.

Date:  November 14, 2002              /s/ William T. McKee
                                      ------------------------------------------
                                      William T. McKee
                                      Senior Vice President, Chief Financial
                                      Officer, and Treasurer